SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2002

Exact Name of Registration as Specified in Charter:

                                      REALITY INTERACTIVE, INC.

State of Other Jurisdiction of Incorporation: Nevada
Commission File Number: 0-27862
IRS Employer Identification Number: 80-0028196

Address and Telephone Number of Principle Executive Offices:
4766 Holladay Blvd.
Holladay, UT 84117
801.273.9300

Item 4. Changes in Registrant's Certifying Accountant.

On August 14, 2002, the registrant approved the dismissal of Virchow, Krause & Company, LLP's which had served as the registrant's independent accountants, as its auditor, within the meaning of Item 304 (a) (1) (i) of Regulation S-K of the Securities and Exchange Commission and engaged Bierwolf, Nilson & Associates.

Virchow, Krause & Company, LLP's report on the registrant's financial statements for the fiscal years ended December 31, 2000 and December 31, 2001 contained no adverse opinions or disclaimer of opinions, and were not qualified as to audit scope, or accounting principles. However, the reports issued for 2000 and 2001 by the prior auditors were modified in respect of the uncertainty surrounding the registrant's ability to continue as a going concern.

In connection with its audits for the fiscal years ended December 31, 2000 and 2001, there have been no disagreements with Virchow, Krause & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Virchow, Krause & Company, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The registrant requested that Virchow, Krause & Company, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter dated August 14, 2002, was received by the registrant from Virchow, Krause & Company, LLP with respect to the registrant's request, addressed to the Securities and Exchange Commission, is filed as Exhibit 16 to this Form 8-K.

On August 14, 2002, the registrant engaged Bierwolf, Nilson & Associates as its new independent accountants following its termination of Virchow, Krause & Company, LLP. The registrant's Board of Directors approved the engagement of Bierwolf, Nilson & Associates as its independent auditors with respect to the registrant's fiscal year ending December 31, 2001.

During the two most recent fiscal years the registrant had not consulted with Bierwolf, Nilson & Associates regarding either; (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that Bierwolf, Nilson & Associates concluded was an important factor considered by the registrant in reaching a decision to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K.

Item 7. Exhibits
Exhibit No. Description Page

16 Letter on Change 3 in Accountants

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reality Interactive, Inc.

/s/ Dean Becker
President
Date: August 14, 2001

Exhibit 16

August 15, 2002

Securities & Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Re: Reality Interactive, Inc. File # 0-27862

Commissioners:

We were previously the independent accountants for Reality Interactive, Inc. and on March 22, 2002, we reported on the financial statements of Reality Interactive, Inc. as of and for the two years ended December 31, 2001 and 2000. On August 14, 2002 we were dismissed as independent accountants of Reality Interactive, Inc. We have read the statements made by Reality Interactive, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of Reality Interactive, Inc.'s Form 8-K report dated August 14, 2002. We agree with the statements concerning our firm in such Form 8-K.

Very truly yours,

/s/ Virchow, Krause & Company, LLP